UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2019

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania		19053
(Address of principal executive offices)		(Zip Code)

(215) 826-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

First Amendment to Merger and Reorganization Agreement

As previously disclosed, on September 27, 2018, StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”), StoneMor GP LLC, a Delaware limited liability company and the general partner of the Partnership (“GP”), StoneMor GP Holdings LLC, a Delaware limited liability company and the sole member of GP (“GP Holdings”), and Hans Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of GP (“Merger Sub”), entered into a Merger and Reorganization Agreement (the “Merger Agreement”) pursuant to which, among other things, GP will convert from a Delaware limited liability company into a Delaware corporation to be named StoneMor Inc. (the “Company”) and Merger Sub will merge with and into the Partnership (the “Merger”) with the Partnership surviving and with the Company as its sole general partner.

On April 30, 2019, the parties to the Merger Agreement executed that certain First Amendment to Merger and Reorganization Agreement (the “First Amendment to Merger Agreement”) to extend the Termination Date (as defined in the Merger Agreement) to October 1, 2019.

Second Amendment to Voting and Support Agreement

As previously disclosed, and in connection with the execution and delivery of the Merger Agreement, on September 27, 2018, the Partnership, GP, GP Holdings, Robert B. Hellman, Jr., in his capacity as trustee under the Voting and Investment Trust Agreement for the benefit of American Cemeteries Infrastructure Investors, LLC (“ACII” and together with GP Holdings, the “ACII Entities”), Axar Capital Management, LP, a Delaware limited partnership (“Axar”), Axar GP, LLC, a Delaware limited liability company (“Axar GP”) and Axar Master Fund, Ltd., a Cayman Islands exempted limited partnership (the “Axar Funds,” and together with Axar and Axar GP, the “Axar Entities”) entered into a voting and support agreement (the “Original Voting and Support Agreement”), pursuant to which, among other things, the Axar Entities were restricted from owning or acquiring more than 19.99% in aggregate of the outstanding common units representing limited partner interests in the Partnership (the “Common Units”) prior to the closing of the Merger. The Original Voting and Support Agreement was subsequently amended on February 4, 2019 (such amendment, the “First Amendment to Voting and Support Agreement”) to permit the Axar Entities to acquire up to 27.49% in the aggregate of the outstanding Common Units prior to the closing of the Merger.

On April 30, 2019, and in connection with the execution of the First Amendment to Merger Agreement, the parties to the Original Voting and Support Agreement and First Amendment to Voting and Support Agreement executed that certain Second Amendment to Voting and Support Agreement (the “Second Amendment to Voting and Support Agreement”) to extend the termination date set forth therein to October 1, 2019.

The foregoing descriptions are qualified in their entirety by reference to the First Amendment to Merger Agreement and Second Amendment to Voting and Support Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated into this Current Report on Form 8-K by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 5.01.

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed reorganization, StoneMor GP LLC (to be converted into a corporation named StoneMor Inc. (“GP”)) and StoneMor Partners L.P. (the “Partnership”) will jointly file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a prospectus of GP and a proxy statement of the Partnership. GP and the Partnership also plan to file other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the unitholders of the Partnership. INVESTORS AND

UNITHOLDERS OF THE PARTNERSHIP ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED REORGANIZATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. Investors and unitholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about GP and the Partnership once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Partnership will be available free of charge on their internet website at www.stonemor.com or by contacting their Investor Relations Department at (215) 826-2945.

Participants in the Solicitation

The Partnership, GP, and its directors and certain of its members and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in connection with the proposed transaction. Information about the directors and executive officers of GP is set forth in the Partnership’s Annual Report on Form 10-K which was filed with the SEC on April 3, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of these documents can be obtained using the contact information above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements. For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future market demand, future benefits to unitholders, future economic and industry conditions, the proposed merger (including its benefits, results, effects and timing) and whether and when the transactions contemplated by the merger and reorganization agreement will be consummated, are forward-looking statements within the meaning of federal securities laws. The Partnership and GP believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct.

A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this communication. Such factors include, but are not limited to: the failure of the unitholders of the Partnership to approve the proposed reorganization; the risk that the conditions to the closing of the proposed transaction are not satisfied; the risk that regulatory approvals required for the proposed transaction are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; uncertainties as to the timing of the proposed transaction; competitive responses to the proposed transaction; the inability to obtain or delay in obtaining cost savings and synergies from the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of StoneMor Inc. following completion of the proposed transaction; and any changes in general economic and/or industry specific conditions.

The Partnership and GP caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in the Partnership’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning the Partnership, GP, the proposed transaction or other matters attributable to the Partnership, GP or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward looking statement speaks only as of the date of the particular statement. Except as required by law, the Partnership and GP undertake no obligation to publicly update or revise any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit

10.1	First Amendment to Merger Agreement, dated April 30, 2019, by and among StoneMor Partners L.P., StoneMor GP LLC, StoneMor GP Holdings LLC, and Hans Merger Sub, LLC.

10.2	Second Amendment to Voting and Support Agreement, dated April 30, 2019, by and among StoneMor Partners L.P., StoneMor GP LLC, and the unitholders of StoneMor Partners L.P. named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC,
its general partner

Date: May 1, 2019	By:	/s/ Joseph M. Redling
	Name:	Joseph M. Redling
	Title:	President and Chief Executive Officer

5